SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): October 10, 2003


                        SOUTHCOAST FINANCIAL CORPORATION




Incorporated under the      Commission File No. 0-25933       I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1079460




                           530 Johnnie Dodds Boulevard

                       Mt. Pleasant, South Carolina 29464

                            Telephone: (843) 884-0504









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Item 12. Results of Operations and Financial Condition.

         Please see Exhibit 99 for the Registrant's 2003 third quarter earnings release.


Item 7.  Financial Statements and Exhibits

(c)  Exhibit 99 Registrant's 2003 Third Quarter Earnings Release



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SOUTHCOAST FINANCIAL CORPORATION
                                    (Registrant)



Date:  October 16, 2003             By: /s/ Robert M. Scott
                                    --------------------------------------------
                                    Robert M. Scott
                                    Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit 99        Registrant's 2003 Third Quarter Earnings Release